UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 22, 2010, People’s United Financial, Inc. (“People’s United”) and Smithtown Bancorp, Inc. (“Smithtown”) issued a press release announcing the preliminary results of elections made by Smithtown stockholders as to the form of merger consideration to be received in the pending merger of Smithtown with and into People’s United.

A copy of a press release announcing the preliminary results of the election process is being filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are submitted herewith.

Exhibit No.	Description

99.1	Press Release – Preliminary Results of Elections regarding Merger Consideration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: November 22, 2010	By:	/S/ ROBERT E. TRAUTMANN
(Signature)
	Name:	Robert E. Trautmann
	Title:	Senior Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release – Preliminary Results of Elections regarding Merger Consideration	99.1-1